UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 28, 2021

2U, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE
(STATE OF INCORPORATION)

001-36376	26-2335939
(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

7900 Harkins Road Lanham, MD	20706
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(301) 892-4350

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	TWOU	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Membership Interest Purchase Agreement

On June 28, 2021, 2U, Inc. (the “Company”) entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) with edX Inc., a Massachusetts nonprofit corporation (“edX”) and Circuit Sub LLC, a Delaware limited liability company and a wholly owned subsidiary of edX (“edX Sub”), pursuant to which the Company agreed to acquire edX Sub (the “Acquisition”).

Pursuant to the Purchase Agreement, edX will contribute substantially all of its assets to edX Sub effective immediately prior to the closing (the “Contribution”), and the Company will purchase from edX 100% of the outstanding membership interests of edX Sub (the “Membership Interests”). The purchase price for the Membership Interests will be $800,000,000. The foregoing consideration is subject to customary adjustments based on, among other things, the amount of cash, debt, transaction expenses and working capital of edX and edX Sub at the closing date.

The Purchase Agreement contains customary representations, warranties and covenants by edX Sub, the Company, and edX. The completion of the transaction is subject to receipt of required regulatory and governmental approvals, including the expiration or termination of the waiting period applicable to the transaction under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and certain other customary closing conditions. The transaction does not require approval of the Company’s stockholders and is not subject to any financing contingency.

The Purchase Agreement may be terminated under certain circumstances, including by the Company or edX if the transaction has not been completed by June 28, 2022. The Company currently anticipates that the transactions will be completed within the next 120 days.

The description of the Purchase Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 2.1 hereto. The Purchase Agreement and the above description have been included to provide investors with information regarding the terms of the Purchase Agreement. It is not intended to provide any other factual information about the Company or any other parties to the Purchase Agreement or their respective affiliates or equityholders. The representations, warranties and covenants contained in the Purchase Agreement were made only for the purposes of the Purchase Agreement and as of the specific dates, were solely for the benefit of the parties thereto, may have been used for purposes of allocating risk between each party rather than establishing matters of fact, may be subject to a contractual standard of materiality different from that generally applicable to investors and may be subject to qualifications or limitations agreed upon by the parties in connection with the negotiated terms, including being qualified by schedules and other disclosures made by each party. Accordingly, investors should not rely on the representations, warranties and covenants in the Purchase Agreement as statements of factual information.

Term Loan Credit and Guaranty Agreement

In connection with the Purchase Agreement, the Company entered into a Term Loan Credit and Guaranty Agreement, dated June 28, 2021 (the “Term Loan Agreement”), among the Company, as borrower, the subsidiaries of the Company party thereto, as guarantors, the lenders party thereto, and Alter Domus (US) LLC as administrative agent and collateral agent. Pursuant to the Term Loan Agreement, the lenders thereunder agreed to make term loans to the Company on June 29, 2021 (the “Funding Date”) in the aggregate principal amount of $475 million (the “Term Loan Facilities”). The Term Loan Facilities have an initial maturity date of December 28, 2024 (the “Maturity Date”). Commencing on the Funding Date, loans under the Term Loan Facilities will bear interest at a per annum rate equal to a base rate or adjusted Eurodollar rate, as applicable, plus the applicable margin of 4.75% in the case of the base rate loans and 5.75% in the case of the Eurodollar loans. If the loans under the Term Loan Facilities are prepaid prior to the second anniversary, subject to certain customary exceptions, the Company shall pay the Applicable Premium (as defined in the Term Loan Agreement) on the amount of the loans so prepaid. If the transaction does not close, the Company can repay the amount of the loans at par, plus accrued and unpaid interest.

The obligations under the Term Loan Agreement are guaranteed by certain of the Company’s subsidiaries (the Company and the guarantors, collectively, the “Credit Parties”). The obligations under the Term Loan Agreement are secured, subject to customary permitted liens and other agreed-upon exceptions, by a perfected security interest in all tangible and intangible assets of the Credit Parties, except for certain customary excluded assets.

The Term Loan Agreement contains customary affirmative covenants, including, among others, the provision of annual and quarterly financial statements and compliance certificates, maintenance of property, insurance, compliance with laws and environmental matters. The Term Loan Agreement contains customary negative covenants, including, among others, restrictions on the incurrence of indebtedness, granting of liens, making investments and acquisitions, paying dividends, repurchases of equity interests in the Company and entering into affiliate transactions and asset sales. The Term Loan Agreement contains a financial covenant that requires the Company to maintain minimum Recurring Revenues (as defined in the Term Loan Agreement) as of the last day of any period of four consecutive fiscal quarters of the Company commencing with fiscal quarter ending September 30, 2021 through the Maturity Date. The Term Loan Agreement also provides for customary events of default, including, among others: non-payment of obligations; bankruptcy or insolvency event; failure to comply with covenants; breach of representations or warranties; defaults on other material indebtedness; impairment of any lien on any material portion of the Collateral (as defined in the Term Loan Agreement); failure of any material provision of the Term Loan Agreement or any guaranty to remain in full force and effect; a change of control of the Company; and material judgment defaults. The occurrence of an event of default could result in the acceleration of obligations under the Term Loan Agreement.

If an event of default under the Term Loan Agreement occurs and is continuing, then, at the request (or with the consent) of the lenders holding a majority of the commitments and loans under the Term Loan Agreement, upon notice by the administrative agent to the borrowers, the obligations under the Term Loan Agreement shall become immediately due and payable. In addition, if the Credit Parties become the subject of voluntary or involuntary proceedings under any bankruptcy, insolvency or similar law, then any outstanding obligations under the Term Loan Agreement will automatically become immediately due and payable.

The description of the Term Loan Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Term Loan Agreement, a copy of which is filed as Exhibit 10.1 hereto. The Term Loan Agreement and the above description have been included to provide investors with information regarding the terms of the Term Loan Agreement. It is not intended to provide any other factual information about the Company or any other parties to the Term Loan Agreement or their respective affiliates or equityholders. The representations, warranties and covenants contained in the Term Loan Agreement were made only for the purposes of the Term Loan Agreement and as of the specific dates, were solely for the benefit of the parties thereto, may have been used for purposes of allocating risk between each party rather than establishing matters of fact, may be subject to a contractual standard of materiality different from that generally applicable to investors and may be subject to qualifications or limitations agreed upon by the parties in connection with the negotiated terms, including being qualified by schedules and other disclosures made by each party. Accordingly, investors should not rely on the representations, warranties and covenants in the Term Loan Agreement as statements of factual information.

Item 1.02.	Termination of a Material Definitive Agreement.

In connection with the consummation of the transactions, the Company terminated that certain Credit Agreement, dated June 25, 2020, by and among the Company, as borrower, the several lenders from time to time party thereto, Morgan Stanley Senior Funding, Inc., as administrative agent and collateral agent, Morgan Stanley Senior Funding, Inc., Credit Suisse Loan Funding LLC and Goldman Sachs Bank USA, as joint lead arrangers and bookrunners, and Credit Suisse Loan Funding LLC and Goldman Sachs Bank USA, as syndication agents.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registration.

The information set forth under the caption “Term Loan Credit and Guaranty Agreement” under Item 1.01 hereof is incorporated by reference in its entirety.

Item 7.01.	Regulation FD Disclosure

The Company issued a press release on June 29, 2021 announcing the execution of the Purchase Agreement. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference is a copy of a presentation to be used by the management team of the Company in a presentation to investors (the “Investor Presentation”). The Company intends to post the Investor Presentation in the “Investor Relations” section of its website at www.investor.2u.com. The Company reserves the right to discontinue the availability of the Investor Presentation at any time.

In accordance with General Instruction B.2. of Form 8-K, the information in this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any of the Company’s filings under the Securities Act, or the Exchange Act, whether made before or after the date hereof, regardless of any incorporation language in such a filing, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Description

2.1	Membership Interest Purchase Agreement, dated as of June 28, 2021, by and among 2U, Inc., edX Inc. and Circuit Sub LLC.*

10.1	Term Loan Credit and Guaranty Agreement, dated June 28, 2021, by and among 2U, Inc., the subsidiaries of the Company party thereto as guarantors, Alter Domus (US) LLC, as administrative agent and collateral agent, and the lenders party thereto.*

99.1	Press Release issued by 2U, Inc., dated June 29, 2021.

99.2	Investor Presentation, dated June 29, 2021.

*

Schedules and other similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to furnish supplementally copies of any of the omitted schedules and other similar attachments upon request by the Securities and Exchange Commission.

Cautionary Language Concerning Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements regarding 2U, Inc., edX Inc., the Acquisition and future business expectations, strategy and intentions all of which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained herein, including statements regarding future results of operations and financial position of 2U, including financial targets, business strategy, and plans and objectives for future operations, are forward-looking statements. 2U has based these forward-looking statements largely on its estimates of its financial results and its current expectations and projections about future events and financial trends that it believes may affect its financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs as of the date hereof. The company undertakes no obligation to update these statements as a result of new information or future events. These forward-looking statements are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from the results predicted, including, but not limited to: risks related to the Acquisition, including failure to obtain applicable regulatory and governmental approvals in a timely manner or at all, integration risks and failure to achieve the anticipated benefits of the Acquisition, trends in the higher education market and the market for online education, and expectations for growth in those markets; the acceptance, adoption and growth of online learning by colleges and universities, faculty, students, employers, accreditors and state and federal licensing bodies; the impact of competition on the company’s industry and innovations by competitors; the company’s ability to comply with evolving regulations and legal obligations related to data privacy, data protection and information security; the company’s expectations about the potential benefits of its cloud-based software-as-a-service technology and technology-enabled services to university clients and students; the company’s dependence on third parties to provide certain technological services or components used in its platform; the company’s expectations about the predictability, visibility and recurring nature of its business model; the company’s ability to meet the anticipated launch dates of its degree programs, short courses and boot camps; the company’s ability to acquire new university clients and expand its degree programs, short courses and boot camps with existing university clients; the company’s ability to successfully integrate the operations of its acquisitions, including edX and Trilogy, to achieve the expected benefits of its acquisitions and manage, expand and grow the combined company; the company’s ability to refinance its indebtedness on attractive terms, if at all, to better align with its focus on profitability; the company’s ability to service its substantial indebtedness and comply with the covenants and conversion obligations contained in the indenture governing its convertible senior notes and the credit agreement governing its revolving credit facility; the company’s ability to generate sufficient future operating cash flows from recent acquisitions to ensure related goodwill is not impaired; the company’s ability to execute its growth strategy in the international, undergraduate and non-degree alternative markets; the company’s ability to continue to recruit prospective students for its offerings; the company’s ability to maintain or increase student retention rates in its degree programs; the company’s ability to attract, hire and retain qualified employees; the company’s expectations about the scalability of its cloud-based platform; potential changes in regulations applicable to the company or its university clients; the company’s expectations regarding the amount of time its cash balances and other available financial resources will be sufficient to fund its operations; the impact and cost of stockholder activism; the impact of any natural disasters or public health emergencies, such as the coronavirus disease 2019 (“COVID-19”) pandemic; the company’s expectations regarding the effect of the capped call transactions and regarding actions of the option counterparties and/or their respective affiliates; and other factors beyond the company’s control. These and other potential risks and uncertainties that could cause actual results to differ from the results predicted are more fully detailed under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2020, and other SEC filings. Moreover, 2U operates in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for 2U management to predict all risks, nor can 2U assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements 2U may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed herein may not occur and actual results could differ materially and adversely from those anticipated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

2U, INC.

	By:	/s/ Paul S. Lalljie
	Name:	Paul S. Lalljie
Date: June 29, 2021	Title:	Chief Financial Officer